UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 22, 2017
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
________________________ (State or other jurisdiction	_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
___________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) On November 22, 2017, Northrim BanCorp, Inc. (the “Company”) announced that, Latosha M. Frye intends to transition from her position as the Chief Financial Officer of the Company effective January 1, 2018. Ms. Frye will remain with the Company as Senior Vice President, Corporate Accounting Manager. Ms. Frye’s transition to her new position is not due to any disagreement between Ms. Frye and the Company on any matter relating to the Company's operations, policies, or practices.

(c) In connection with Ms. Frye’s transition, Jed Ballard, age 39, was appointed to the position of Executive Vice President, Chief Financial Officer of the Company, effective January 1, 2018.

Mr. Ballard is a Certified Public Accountant and has worked for KPMG for sixteen years in Alaska and Slovakia. He is currently a Senior Manager in KPMG’s Anchorage office, a position he has held since October of 2012. Mr. Ballard has extensive experience in financial reporting in a wide range of industries, particularly those that make up the backbone of the Alaska economy including real estate, petroleum and natural resource contractors, construction, mining, fisheries, industrial manufacturing, hospitality and tourism. Ballard also has been on the accounting team for multiple acquisitions; including the due diligence process, application of accounting standards, and business valuations. Mr. Ballard is a 2001 graduate of the University of Alaska Fairbanks with a degree in Business Administration and a major in Accounting.

Mr. Ballard has no family relationships with any current director, director nominee, or executive officer of the Company, and there are no transactions or proposed transactions, to which the Company is a party, or intended to be a party, in which Mr. Ballard has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Mr. Ballard was not appointed as the Company’s Chief Financial Officer pursuant to any arrangement or understanding with any other person.

Mr. Ballard will enter into an employment agreement with the Company in connection with his appointment as the Company's Chief Financial Officer to be effective in January 2018.

A copy of the press release issued by the Company on November 22, 2017 announcing the appointment of Mr. Ballard is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable
(b) Proforma financial information – not applicable
(c) Shell company transactions – not applicable

(d) Exhibit No.	Description

99.1	Press Release dated November 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

November 22, 2017	By:	/s/ Latosha M. Frye
Name: Latosha M. Frye
Title: EVP, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 22, 2017